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                                                                   EXHIBIT 10.5

                            LOAN SERVICING AGREEMENT

         THIS LOAN SERVICING AGREEMENT (this "Agreement") made as of this 1st day of July, 2000 by and between ONE CAPITAL ADVISORS, LLC, a Georgia limited liability company (the "Manager"), and NATIONAL LOAN SERVICES, LLC, a Missouri limited liability company (the "Servicer").

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain REIT Management Agreement dated July 1, 2000, by and between the Manager and the Foundation Capital Resources, Inc., a Georgia corporation (the "REIT"), the Manager is responsible for the management of the REIT and Foundation Capital Partners I, LLLP, a Georgia limited liability limited partnership (the "Down REIT"); and

         WHEREAS, the REIT and the Down REIT are engaged in the business of making mortgage loans to churches and non-profit organizations and ministries, including purchasing church mortgage loans and mortgage bonds (individually, a "Loan" and collectively, the "Loans"); and

         WHEREAS, Servicer has expertise in servicing loans to churches and other non-profit organizations, including such loans secured by first and second priority security interests in real estate, which loans are typically evidenced by promissory notes, security deeds, security agreements and other documents relating thereto or arising therefrom (collectively, the "Loan Documents"); and

         WHEREAS, Manager desires to have Servicer perform certain services for Manager in connection with the administration and servicing of the Loans; and

         WHEREAS, the Servicer is willing to provide such services to the Manager on the terms and conditions hereinafter set forth.

         NOW THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Manager and the Servicer agree as follows:

                                   ARTICLE I
                             EMPLOYMENT OF SERVICER

         The Manager hereby employs the Servicer to furnish the collection, administration and accounting services described below for the period and on the terms and conditions set forth in this Agreement. The Servicer hereby accepts such employment and agrees during such period to render, or with Manager's prior written consent, arrange for the rendering of, such services and to assume the obligations hereinafter set forth for the compensation provided for herein. The Servicer shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Manager, the REIT or the Down REIT in any way or otherwise be deemed an agent of the Manager, the REIT or the Down REIT.




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                                   ARTICLE II
                    ADMINISTRATION AND SERVICING OF THE LOANS

         Section 2.01 Servicing of Loans. The Manager and the Servicer hereby agree that the Servicer shall, from the date hereof, service all Loans in accordance with the terms and conditions set forth herein. The Servicer agrees to service and administer the Loans on behalf of the Manager in a manner consistent with good lending practices, utilizing loan procedures to be recommended by the Servicer, as approved and adopted by the Manager.

         Section 2.02 Servicer's and Loan Debtor's Compliance with the Law. The Servicer shall comply with, and shall use its best efforts to cause each Loan debtor to comply with, all applicable state and federal laws, rules, and regulations, including those requiring the giving of notices. The Servicer shall forward copies of all such notices or claims to the Manager, if requested by the Manager.

         Section 2.03 Collection, Remittance, and Accounting. Until the principal and interest of each Loan serviced hereunder is paid in full, the Servicer shall:

              (a) proceed diligently to collect and process all payments as submitted by each borrower due under the terms of each Loan as it becomes due;

              (b) promptly deliver to the Manager in accordance with procedures to be determined by Manager and Servicer, all amounts of principal and interest collected under the Loans; and

              (c) provide routine accounting functions relating to the Loans serviced for the REIT and the Down REIT.

         Section 2.04 Loan and Other Prepayments. The Servicer shall not accept any prepayment of Loan principal serviced hereunder, except as authorized by applicable law and regulations and provided for by the terms of the applicable Loan Document. In the event that a prepayment is made on any Loan serviced hereunder, the Servicer shall credit the account with the amount of principal prepaid and collected and the maximum amount of prepayment penalty authorized and collected under the terms of the applicable Loan instrument, all in accordance with applicable law, rules, and regulations as from time to time amended.

         Section 2.05 Loan Debtor's Failure to Perform. In the event that any Loan debtor fails to make a payment to the Servicer required to be made under the terms of the applicable Loan Document, the Servicer shall notify the Manager of same in the Servicer's monthly report. In addition, if payments due on any Loan become more than thirty (30) days past due, the Servicer shall give prompt notice thereof to the Manager. In the event of default in the payment of principal, interest, or other sums owed by the debtor on any Loan, the remittance of such payment from the Servicer to the Manager shall not be required until collected from such debtor or its account. The Manager shall maintain primary contact with the delinquent borrowers and the Servicer shall take such collection actions as may be mutually agreed upon by the Servicer and the Manager. The Manager shall reimburse the Servicer for any and all reasonable expenses

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incurred by the Servicer in connection with any collection activities undertaken by the Servicer on behalf of the Manager. The Manager's reimbursement obligations shall survive the termination of this Agreement.

         Section 2.06 Foreclosure or Other Action in the Event of Loan Default. The Servicer shall, upon the request and under the direction of the Manager, assist in the foreclosure or other acquisition of the premises securing a Loan serviced pursuant to this Agreement. The Servicer shall also assist the Manager in collection of non-secured Loan proceeds (if any). Upon the sale of property on terms specified by the Manager, if payments are deferred and payable under a loan contract, the Servicer shall service such loan until completely liquidated upon the terms provided for the servicing of Loans pursuant to this Agreement. The Manager shall reimburse the Servicer for its reasonable fees and out-of-pocket expenses incurred under this Section, including reasonable attorneys' fees for attorneys approved by the Manager.

         Section 2.07 Custody of Insurance Policies. The Servicer shall hold for the Manager's account such insurance policies and renewals submitted by Loan debtors as required by this Agreement and shall deliver such policies to the Manager upon request.

Section 2.08 Servicer's Furnishing of Financial Condition Statement. Upon the Manager's request, the Servicer shall furnish a detailed statement of its financial condition and shall give the Manager (or its authorized representative) an opportunity at any time during normal business hours to examine the Servicer's books and records relative to its duties and responsibilities hereunder.

         Section 2.09 Records Maintenance. The Servicer shall keep records satisfactory to the Manager pertaining to each Loan. In addition, the Servicer shall maintain full books of account with correct entries of all receipts and expenditures of servicing the Loans. Such records and books of account shall be the property of the Manager and, upon termination of this Agreement, shall be delivered to the Manager.

         Section 2.10 Other Servicer Duties. Until the principal and interest of each Loan is paid in full, the Servicer shall perform such other customary duties and routine accounting functions, furnish such reports, and execute such other documents in connection with its duties as the Manager may reasonably require.

         Section 2.11 Commingling Prohibited. The Servicer shall not commingle any funds collected by it on behalf of the Manager with its own funds. In addition, the Servicer shall not commingle any funds collected by it on behalf of the REIT with any funds collected by it on behalf of the Down REIT.

         Section 2.12 Other Prohibitions. The Servicer shall not waive, modify, release, or consent to postponement on the part of any Loan debtor of any term or provision of a loan contract without the written consent of the Manager.

         Section 2.13 Servicer's Fees. The Servicer shall receive as compensation for all services performed hereunder an amount equal to1/12 of 0.3% of the principal balance of all

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Loans as of the end of each month. In the event that the Servicer is requested by the Manager to assist or perform specific functions in connection with the collection of delinquent Loan accounts, handling of problem Loans, review of loan documentation, renegotiation of Loans, or with the handling of foreclosure or other real estate owned, the Servicer shall receive reasonable compensation for supplemental fees and expenses as negotiated with the Manager on a case-by-case basis.

                                  ARTICLE III
                       ALLOCATION OF CHARGES AND EXPENSES

         Section 3.01 Expenses of the Servicer. Without regard to the compensation the Servicer receives from the Manager pursuant to this Agreement, the Servicer shall bear the following expenses incurred in connection with the performance of its duties under this Agreement:

              (a) Employment expenses of the personnel or independent contractors employed by the Servicer, including, but not limited to, salaries, wages, payroll taxes, fees and the cost of employee benefit plans;

              (b) Rent, telephone, utilities, office furniture, equipment (including, but not limited to computers), machinery, and other office expenses of the Servicer;

              (c) Miscellaneous administrative expenses incurred in supervising and monitoring the Loans or relating to performance by the Servicer of its obligations hereunder; and

              (d) Travel and other expenses of directors, officers, and employees of the Servicer.

         Section 3.02 Expenses of the Manager. Except as otherwise expressly provided above, the Manager shall pay all expenses of the Manager, including, without limitation:

              (a) Salaries, fees and out-of-pocket expenses, as applicable, of all officers and directors of the Manager;

              (b) Costs and expenses of printing and distributing any annual and interim reports and sales material, and prospectuses to be used in connection with an offering to the public;

              (c) Charges and expenses for non-routine accounting and auditors;

              (d) Taxes and fees payable by the Manager to federal, state, or other governmental agencies;

              (e) Charges and expenses of legal counsel for the Manager; and




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              (f) Rent, telephone, utilities, office furniture, equipment
         (including, but not limited to, computers), machinery and other office expenses of the Manager.

                                     ARTICLE IV

                             WARRANTIES OF SERVICER

         Section 4.01 Representations and Warranties of the Servicer. The Servicer represents and warrants to the Manager as follows:

              (a) The Servicer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Missouri, and it possesses the requisite authority to enter into this Agreement and to consummate all of the transactions contemplated hereby.

              (b) The execution, delivery and performance of this Agreement has been duly authorized by the Servicer and all proceedings necessary to consummate all of the transactions contemplated by this Agreement have been taken by the Servicer.

              (c) The Servicer is fully licensed, qualified to do business, and in good standing in each state in which it does business.

              (d) The execution and delivery of this Agreement are not and will not be a breach, violation or event of default (or an event which would become an event of default with the lapse of time or notice or both) under any judgment, decree, agreement, indenture or other instrument to which the Servicer is a party or otherwise subject.

              (e) The consummation of the transactions contemplated by this Agreement will not result in a violation or infraction by the Servicer of any applicable federal, state or local law, rule or regulation.

              (f) Upon execution and delivery of this Agreement, it shall be a valid and binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms.

              (g) As of the date of this Agreement, there is no pending or threatened litigation, adverse claim or action, of any kind or nature which, if decided against the Servicer, would materially and adversely affect the Servicer's ability to perform its obligations pursuant to this Agreement. The Servicer agrees to promptly notify the Manager of the subsequent existence of any such pending or threatened litigation, adverse claim or action.

         Section 4.02 Representations and Warranties of the Manager. The Manager represents and warrants to the Servicer as follows:

              (a) The Manager is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Georgia, and it possesses the

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requisite authority to enter into this Agreement and to consummate all of the transactions contemplated hereby.

              (b) The execution, delivery and performance of this Agreement has been duly authorized by the Manager and all proceedings necessary to consummate all of the transactions contemplated by this Agreement have been taken by the Manager.

              (c) The Manager is fully licensed, qualified to do business, and in good standing in each state in which it does business.

              (d) The execution and delivery of this Agreement is not and will not be a breach, violation or event of default (or an event which would become an event of default with the lapse of time or notice or both) under any judgment, decree, agreement, indenture or other instrument to which the Manager is a party or otherwise subject.

              (e) The consummation of the transactions contemplated by this Agreement will not result in a violation or infraction by the Manager of any applicable federal, state or local law, rule or regulation.

              (f) Upon execution and delivery of this Agreement, it shall be a valid and binding obligation of the Manager, enforceable against the Manager in accordance with its terms.

              (g) As of the date of this Agreement, there is no pending or threatened litigation, adverse claim or action, of any kind or nature which, if decided against the Manager, would materially and adversely affect the Manager's ability to perform its obligations pursuant to this Agreement. The Manager agrees to promptly notify the Servicer of the subsequent existence of any such pending or threatened litigation, adverse claim or action.

                                     ARTICLE V
                                 INDEMNIFICATION

         The Servicer shall hold harmless and indemnify the Manager from any and all claims, liability, cause of action, or expenses (including, but not limited to, legal fees) arising out of negligence or misconduct on the part of the Servicer's officers, employees, agents, or independent contractors. The Manager shall hold harmless and indemnify the Servicer from any and all claims, liability, cause of action, or expenses (including, but not limited to, legal fees) arising out of negligence or misconduct on the part of the Manager's officers, employees, agents, or independent contractors.

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                                   ARTICLE VI
                   DURATION AND TERMINATION OF THIS AGREEMENT

         Section 6.01 Effective Date. This Agreement shall become effective as of the date first above written and shall terminate on the first anniversary date from the date first above written unless earlier terminated as provided in Sections 6.02 or 6.03 hereof.

         Section 6.02 Termination. This Agreement may be terminated at any time without payment of any penalty by the Manager, provided that the Manager provides one hundred twenty (120) days' written notice to the Servicer, or by the Servicer, provided that the Servicer gives one hundred twenty (120) days' written notice to the Manager. Upon termination of this Agreement, the Servicer shall account for and turn over to the Manager all funds collected under each Loan, less only the compensation then due the Servicer, and deliver to the Manager all books, records and documents that it may have in its possession relating to each Loan.

         Section 6.03 Assignment. This Agreement shall automatically terminate in the event of its assignment.

                                   ARTICLE VII
                                  MISCELLANEOUS

         Section 7.01 Amendment. This Agreement may be amended at any time by mutual consent of the parties.

         Section 7.02 Governing Law. This Agreement shall be construed in accordance with the laws of the State of Georgia

         Section 7.03 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, with the same effect as if the signatures hereto were upon the same instrument.

                        [EXECUTION ON THE FOLLOWING PAGE]




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         IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Agreement as of the date first above written.

                                MANAGER:

                                ONE CAPITAL ADVISORS, LLC, a Georgia
                                limited liability company




                                By:    /s/ A.J. Braswell
                                       ----------------------------------------

                                       Name:
                                              ---------------------------------
                                       Title:
                                               --------------------------------




                                SERVICER:

                                NATIONAL LOAN SERVICES, LLC, a Missouri
                                limited liability company




                                By:    /s/ Randall K. Barton
                                       ----------------------------------------

                                       Name:
                                              ---------------------------------
                                       Title:
                                               --------------------------------





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                                  EXTENSION OF
                            LOAN SERVICING AGREEMENT

         By mutual consent, ONE CAPITAL ADVISORS, LLC and NATIONAL LOAN SERVICES, LLC hereby extend that certain Loan Servicing Agreement dated the 1st day of July, 2001, through the 30th day of June, 2002.

                            ONE CAPITAL ADVISORS, LLC


                            By: /s/ A.J. Braswell
                                -----------------------------------------------

                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------

                           NATIONAL LOAN SERVICES, LLC

                           By: Assemblies of God Financial Services Group, its Sole Member




                                By: /s/ Randall K. Barton
                                    -------------------------------------------

                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------







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                                  EXTENSION OF
                            LOAN SERVICING AGREEMENT

         By mutual consent, ONE CAPITAL ADVISORS, LLC and NATIONAL LOAN SERVICES, LLC hereby extend that certain Loan Servicing Agreement dated the 1st day of July, 2001, through the 30th day of June, 2003.

ONE CAPITAL ADVISORS, LLC


By: /s/ A.J. Braswell
    -------------------------------------------
              A.J. Braswell, President


NATIONAL LOAN SERVICES, LLC

By:  Assemblies of God Financial Services Group
Its:  Sole Member


By: /s/ Randall K. Barton
    -------------------------------------------
         Randall K. Barton, President/CEO